UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 20, 2022

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of EQT Corporation (the “Company”) held on April 20, 2022 (the “Annual Meeting”), the Company’s shareholders approved an amendment (the “2022 LTIP Amendment”) to the EQT Corporation 2020 Long-Term Incentive Plan (the “2020 LTIP”) for the sole purpose of increasing the number of shares authorized for issuance under the 2020 LTIP by 18,000,000 shares. The 2022 LTIP Amendment previously had been approved, subject to shareholder approval, by the Board of Directors of the Company (the “Board”) on February 22, 2022.

A more complete description of the terms of the 2020 LTIP, as amended by the 2022 LTIP Amendment, can be found in “Proposal 3 – Approval of Amendment to 2020 LTIP”  in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 24, 2022 (the “2022 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2022 Proxy Statement are qualified in their entireties by reference to the 2022 LTIP Amendment and the 2020 LTIP, copies which are included in the 2022 Proxy Statement as Appendix C and Appendix D, respectively, thereto.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted upon the following four proposals, each of which is described in more detail in the 2022 Proxy Statement. The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The shareholders elected each of the individuals set forth below to the Board to serve a one-year term expiring at the Company’s 2023 annual meeting of shareholders:

	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Lydia I. Beebe	283,315,440	3,084,710	148,322	35,107,664
Lee M. Canaan	282,924,861	3,450,789	172,822	35,107,664
Janet L. Carrig	283,352,994	3,037,554	157,924	35,107,664
Frank C. Hu	285,614,397	746,030	188,045	35,107,664
Dr. Kathryn J. Jackson	285,156,383	1,205,006	187,083	35,107,664
John F. McCartney	283,356,519	2,997,258	194,695	35,107,664
James T. McManus II	283,322,485	3,063,803	162,184	35,107,664
Anita M. Powers	285,386,877	1,004,662	156,933	35,107,664
Daniel J. Rice IV	284,475,779	1,916,885	155,808	35,107,664
Toby Z. Rice	285,862,303	538,555	147,614	35,107,664
Hallie A. Vanderhider	285,353,655	995,913	198,904	35,107,664

Proposal 2: Approval of a Non-Binding Resolution Regarding the Compensation of the Company’s Named Executive Officers for 2021 (Say-on-Pay)

The shareholders approved a non-binding resolution regarding the compensation of the Company’s named executive officers for 2021, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
282,630,824	3,560,733	356,915	35,107,664

Proposal 3: Approval of Amendment to 2020 LTIP

The 2022 LTIP Amendment to the Company’s 2020 LTIP to increase the number of authorized shares under the 2020 LTIP was approved by the shareholders, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
279,453,927	6,798,504	296,041	35,107,664

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the shareholders, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
299,708,177	21,733,810	214,149	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: April 21, 2022	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary